UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 18, 2004

ACUSPHERE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-50405	04-3208947
(Commission File Number)	(IRS Employer Identification No.)

500 Arsenal Street, Watertown, Massachusetts	02472
(Address of Principal Executive Offices)	(Zip Code)

(617) 648-8800

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

The disclosure contained in Item 8.01 is incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 8.01 is incorporated herein by reference.

Item 8.01. Other Events.

On October 18, 2004, Acusphere, Inc. (the “Company”) issued a press release announcing that MassDevelopment, a Massachusetts statewide finance and development agent, awarded its first loan under the Commonwealth of Massachusetts’ newly-funded $25 million Emerging Technology Fund (“ETF”) to the Company.

The Company intends to use the $2.0 million ETF loan to help renovate and equip a building located at 890 East Street in Tewksbury, Massachusetts.  The Company intends to use the Tewksbury facility to meet its initial commercial manufacturing requirements for its lead product candidate, AI-700.  The press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

The Company entered into the loan with MassDevelopment on August 16, 2004, under which up to $2.0 million of financing is available upon completion by the Company of certain tenant improvements to the Tewksbury facility.  To date, no financing has been drawn under the MassDevelopment loan.  The term of this loan, if utilized, is expected to coincide with the term of the Tewksbury lease.  The lease for the Tewksbury facility has a five-year, nine-month term with options to extend the lease for up to two additional five-year terms at predetermined rental rates.  Interest shall accrue under the ETF loan at 5.0% per annum, provided that the interest rate shall be retroactively adjusted to 9.0% upon the achievement by the Company of EBITDA greater than $10,000 during any complete twelve-month fiscal year prior to maturity.  No payments are due under the ETF loan for the first twenty-four months.  Accrued and unpaid interest during this twenty-four-month period shall be compounded and principal and interest shall be repaid on a monthly basis thereafter such that the total amount outstanding shall fully amortize over the balance of the term in equal installments.  The ETF loan is subject to acceleration upon the happening of certain customary events of default, including failure to timely pay principal and interest.  The ETF loan, if utilized, would be secured by certain of the tenant improvements to be made at the Tewksbury facility.

The Company estimates that over the next two years it may spend about an aggregate of $20 million to build-out the Tewksbury facility. Such build-out costs, together with various related equipment purchases, are expected to be financed in part by the ETF loan and by the Company’s existing $11.3 million equipment financing line.

Item 9.01.  Financial Statements and Exhibits.

The following exhibit is furnished as part of this report, where indicated:

(c)  Exhibits.

Exhibit No.	Description

10.1(1)	Promissory note with Massachusetts Development Finance Agency
99.1	Press release dated October 18, 2004.

(1)                                  Incorporated herein by reference to Exhibit 10.35 to the Company’s Registration Statement on Form S-1 (File No. 333-119027).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACUSPHERE, INC.

Dated: October 20, 2004	By:	/s/John F. Thero
		Name:	John F. Thero
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1(1)	Promissory note with Massachusetts Development Finance Agency

99.1	Press Release, dated October 18, 2004, of Acusphere, Inc.

(1)                                  Incorporated herein by reference to Exhibit 10.35 to the Company’s Registration Statement on Form S-1 (File No. 333-119027).